 Exhibit 10.3

SECOND AMENDMENT TO AMENDED AND RESTATED

CONFIDENTIALITY, NON-SOLICITATION
AND NON-COMPETITION AGREEMENT

THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED CONFIDENTIALITY, NON-SOLICITATION AND NON-COMPETITION AGREEMENT (“Amendment”) is made effective as of September 6, 2023 (the “Effective Date”), by and between Equitrans Midstream Corporation, a Pennsylvania corporation (Equitrans Midstream Corporation and its subsidiary companies are hereinafter collectively referred to as the “Company”), and Thomas F. Karam (“Employee”) and amends the Amended and Restated Confidentiality, Non-Solicitation and Non-Competition Agreement, dated as of November 13, 2018, by and between the Company and Employee, as subsequently amended on February 20, 2023 (“Agreement”).

WITNESSETH:

WHEREAS, the Agreement authorizes the parties to amend the Agreement by a written instrument signed by both parties;

WHEREAS, the Company and Employee express their intent to modify the Agreement in accordance with the terms of this Amendment;

NOW, THEREFORE, the Company and Employee, intending to be legally bound, hereby agree as follows:

1.             The following is added to the end of the first paragraph of Section 1:

“Notwithstanding anything to the contrary in the foregoing paragraph or in this Agreement (but subject to the requirements of Section 2 of this Agreement) and beginning on the period that is six (6) months following the Employee’s termination, Employee shall not in any way be restricted from serving as a member of the board of directors or advisory board (or their equivalents in the case of a non-corporate entity) of businesses and charitable organizations, whether or not such entities provide services or products that are competitive with the services or products of the Company.”

2.             Except as expressly amended by this Amendment, all provisions of the Agreement shall remain in full force and effect.

3.             This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

4.             The parties acknowledge that this Amendment is a written instrument and that by their signatures below they are agreeing to the terms and conditions contained in this Amendment.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first above written.

EQUITRANS MIDSTREAM CORPORATION		EMPLOYEE

By:	/s/ Anne M. Naqi	/s/ Thomas F. Karam

Name:	Anne M. Naqi	Thomas F. Karam

Title:	Vice President and Chief Human Resources Officer